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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 7, 2002
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                         FRANK'S NURSERY & CRAFTS, INC.

             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)



             1-5364                                  38-1561374
     (Commission File Number)       (I.R.S. Employer Identification Number)


                       1175 West Long Lake, Troy, MI 48098
                    (Address of Principal Executive Offices)

                                 (248) 712-7000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)






ITEM 3. BANKRUPTCY OR RECEIVERSHIP.
On February 19, 2001 Frank's Nursery & Crafts, Inc. ("Frank's") and FNC Holdings, Inc. (collectively, the "Debtors"), filed petitions under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Maryland, Baltimore Division (the "Court"). On March 13, 2002 the Debtors filed a Disclosure Statement ("Disclosure Statement") pursuant to
Section 1125 of the Bankruptcy Code which included as an exhibit the First Amended Joint Plan of Reorganization. The Bankruptcy Court approved the Disclosure Statement

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on March 13, 2002.

Information as to the assets and liabilities of the Company as of January 27, 2002 are contained in the Company's Form 10-K as filed on April 29, 2002.


A hearing on confirmation of the Plan (the "Confirmation Hearing") was held on May 7, 2002 at which time the Debtors filed a Second Amended Joint Plan of Reorganization (the "Plan") for which the Court entered an Order (the "Confirmation Order") confirming the Plan. A copy of the Confirmation Order and the Plan are available for inspection at the office of the Clerk at the United States Bankruptcy Court, 101 West Lombard Street, Baltimore, Maryland 21201, or on the Company's website, www.franks.com.

The Effective Date of the Plan is May 20, 2002.

The following is intended to be a fair summarization of the material features of the Plan. The Plan sets forth the treatment for prepetition creditors and equity holders. Other than payment in full in accordance with the Plan to holders of administrative claims, DIP Loan Claims, Mortgagee Claims, Other Secured Claims, Priority Tax Claims and Other Priority Claims, the Plan generally provides under a Lump Sum Election for the issuance of New Common Stock of the reorganized company named Frank's Nursery & Crafts, Inc. ("Reorganized Franks") to those prepetition creditors entitled to receive such distribution under the Plan. The Plan provides for the distribution of warrants to prepetition equity holders to purchase new stock of the Reorganized Franks. Further, the Plan calls for the cancellation of the currently outstanding Common Stock upon the Plan Effective Date. A complete copy of the Plan is attached to this Form 8-K as Exhibit 2.1.


ITEM 5. OTHER EVENTS.

A press release regarding the Company announcing that, on May 7, 2002, the U.S. Bankruptcy Court for the District of Maryland, Baltimore Division confirmed the Company's Second Amended Joint Plan of Reorganization, was issued by the Company on May 8, 2002 and is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


         (c)      Exhibit  2.1      Second Amended Joint Plan of Reorganization
                  of Frank's Nursery and Crafts, Inc and FNC Holding,Inc.

                  Exhibit 99.1 Press release dated May 8, 2002 issued by the Company.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FRANK'S NURSERY & CRAFTS, INC.


Date: May 22, 2002         By: /s/Larry T. Lakin
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                                  Larry T. Lakin
                           Vice Chairman, Chief Financial
                           Officer, Treasurer and Director





























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                                  EXHIBIT INDEX


Exhibit Number                         Description

     2.1                 Second Amended Joint Plan of Reorganization.

    99.1 March 8, 2002 press release issued by the Company.